CONTROL #:


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     This Registration Rights Agreement (the "RR Agreement") is made and entered into as of the day of , , by and between Penn Octane Corporation, a Delaware corporation (the "Company"), and , a ______________________________ (the
"Purchaser"),  with  reference  to  the  following  facts:


RECITALS
--------

     A. Concurrently herewith, the Company and the Purchaser are entering into that certain Purchase Agreement, dated as of even date herewith (the "Agreement").

     B. This RR Agreement is the Registration Rights Agreement contemplated by the Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Certain  Definitions
       --------------------

     Unless otherwise indicated or unless the context otherwise requires, (a) capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement; and (b) the following terms shall have the following meanings:

     Effective  Date:  January  15,  2000
     ----------------

     Exchange  Act:  The  Securities  Exchange  Act of 1934, as amended, and the
     --------------
rules  and  regulations  of  the  Commission  promulgated  thereunder.

     Prospectus:  The  prospectus  included  in  any  Registration  Statement
     -----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Securities Act Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     Registrable Securities:  Subject to the other provisions hereof, all shares
     -----------------------
of Common Stock issued or issuable to the Investors upon exercise of the Warrants and all shares of Common Stock issued or issuable to PMG of the warrant being issued to PMG (the "PMG Warrant") as contemplated by Section 7 of the Agreement. The Warrants and the PMG Warrant are not Registrable Securities hereunder. As to any Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (b) such securities shall have been distributed pursuant to Rule 144 or any similar provision then in force, under the Securities Act,
(c) such securities shall have been otherwise transferred, new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force,
(d) the holder thereof is eligible to sell such securities under Rule 144 without regard to the volume limitations thereof, or (e) the sale of such securities by the Investor (or PMG, as the case may be) otherwise shall no longer require registration under the Securities Act or such securities shall cease to be outstanding, or (f) to the extent that the Investor (or PMG, or any employee of PMG to whom PMG, with the consent of the Company, has transferred a portion of the PMG Warrant, as the case may be) is no longer the sole record and beneficial owner of such Registrable Securities or of his Warrant (or PMG Warrant, as the case may be) in respect of which such Registrable Securities have not yet been issued but are issuable. Reference is hereby made to Section 10 of the Agreement. In the sole discretion of the Company, the Company shall be entitled to add to the foregoing definition of Registrable Securities (a) all or any shares of Common Stock issued or issuable to the New Noteholders pursuant to the warrants which have been or may be issued to the New Noteholders as contemplated by Section 10 of the Agreement, (b) all or any equity securities of the Company which have been or may be issued or issuable to the Additional Fund Providers as contemplated by Section 10 of the Agreement, or (c) all equity securities of the Company which are issued or issuable in connection with any or any other transaction(s) approved either by PMG or by the owners of a majority in interest of the holders of Registrable Securities.

     Registration  Expenses:  All  expenses incurred by the Company in complying
     ----------------------
with Section 3 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses.

     Registration  Statement:  Any  registration  statement of the Company which
     ------------------------
covers any of the Registrable Securities pursuant to the provisions of this RR Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated reference in such registration statement.

     Required Registration:  Any registration occurring pursuant to Section 3(a)
     ----------------------
hereof.

     Restricted  Securities:  The  Warrant  Shares  and  the  shares issued upon
     -----------------------
exercise of the PMG Warrant, in each case upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such security, it is no longer required to bear the legend set forth on such security pursuant to the terms of the security, the Agreement and applicable law.

     Rule  144:  Rule  144 under the Securities Act, as such Rule may be amended
     ----------
from time to time, or any similar rule or regulation hereafter adopted by the Commission (excluding Rule 144A).

2.     Securities  Subject  to  this  RR  Agreement
       --------------------------------------------

The securities entitled to the benefits of this RR Agreement are the Registrable Securities.

3.     Registration  Rights.
       ---------------------

     (a)     Required  Registration
             ----------------------

             (i) On or before the date that is ninety (90) days after the Effective Date, the Company shall use its reasonable best efforts to file with the Commission a Registration Statement for the purpose of registering, upon the effectiveness of such Registration Statement, the Registrable Securities under the Securities Act.

             (ii) The Company shall use its reasonable best efforts to maintain with the Commission a Registration Statement that is effective and causes the Warrant Shares to be registered under the Securities Act until the date on which the Warrant Shares are eligible for resale or other disposition under Rule 144 without regard to the volume limitations thereof.

             (iii) The Purchaser agrees to include all of his Registrable Securities in such Registration Statement, and each other registered holder of Registrable Securities shall agree likewise.

     (b)     "Piggy-Back"  Registrations.
             ----------------------------

          If at any time after the Effective Date the Company shall determine to register any of its Common Stock under the Securities Act, whether in connection with a public offering by the Company, a public offering by shareholders, or both, including, without limitation, by means of any shelf registration pursuant to Rule 415 under the Securities Act or any similar rule or regulation, but other than a Required Registration or a registration to implement an employee benefit or dividend reinvestment plan or effect a business combination, the Company shall promptly give written notice thereof to the registered holders of Registrable Securities and shall use its reasonable efforts to effect the registration under the Securities Act of such Registrable Securities as may be requested in a writing delivered to the Company within 30 days after such notice by such holders as well as to include such Registrable Securities in any notifications, registrations or qualifications under any state securities laws which shall be made or obtained with respect to the securities being registered by the Company; provided, however, that (a) any distribution of Registrable Securities pursuant to such registration shall be managed by the investment banking firm, if any, managing the distribution of the securities being offered by the Company on the same terms as all other securities to be registered, and
(b) the Company shall not be required under this Section 3(b) to include Registrable Securities in any registration of securities if the Company shall have been advised by the investment banking firm managing the offering of the securities proposed to be registered by the Company or others that the inclusion of Registrable Securities in such offering would interfere with the orderly sale of such securities which the Company or others propose to register; provided, however, that in making any determination under this Section 3(b) as to the inclusion of the Registrable Securities in any such offering, Registrable Securities shall be registered on a pro-rata basis with any other securities as to which the Company has granted or may in the future grant registration rights.

     (c)     Certain  Exceptions.   Notwithstanding  the preceding provisions of
              ------------------
this  Section  3,  the  Company  shall have no obligations under Section 3(a) or
Section 3(b) hereof in respect of any Registrable Securities that are covered by an effective Registration Statement that has been filed by the Company pursuant to Section 3(a) or Section 3(b) hereof; or which the Company has offered to include in a Registration Statement but the holder has declined such inclusion.

4.     Registration  Procedures.
       ------------------------

     (a) In connection with any registration pursuant to Section 3 hereof, the Company will prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies and which the Company or counsel for the Company shall deem appropriate, and use its reasonable best efforts to cause such Registration Statement to become effective; provided that
                                                                   --------
before filing with the Commission a Registration Statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to the registered holders of the Registrable Securities to be included in such registration and to one counsel selected by such registered holders copies of the Prospectus proposed to be filed as a part of the Registration Statement, which Prospectus will be subject to the prompt review and comment by such counsel, and (ii) notify such registered holders of any stop order issued, or to the knowledge of the Company threatened, by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered. The Company will also (i) promptly notify such registered holders and counsel of the effectiveness of such Registration Statement, (ii) furnish to such registered holders and counsel such number of copies of such Registration Statement, and each amendment and supplement thereto, the Prospectus included in such Registration Statement and such other documents as such registered holders may reasonably request; (iii) use its reasonable best efforts to register or qualify such securities to be registered under such other securities or blue sky laws of such states as such registered holders reasonably request; (iv) use its reasonable best efforts to cause all such securities to be registered to be listed on each securities exchange on which similar securities issued by the Company are then listed for trading and to provide a transfer agent and registrar for such securities to be registered no later than the effective date of such Registration Statement; and (v) use its reasonable efforts to comply with all applicable rules and regulations of the Commission and the states and make available to such registered holders as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules of the Commission thereunder. The provisions of this Section 4 shall not require the Company to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such jurisdiction where it is not so subject.

     (b) In connection with any effective Registration Statement filed pursuant to this RR Agreement, the Company will promptly notify the registered holders of Registrable Securities registered pursuant to the Registration Statement of the happening of any event known to the Company as a result of which the Registration Statement or any Prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and will promptly prepare and furnish to the holders of Registrable Securities a supplement or amendment to such prospectus so that the Registration Statement or such Prospectus will not contain such untrue statement of a material fact or omit to state any such material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Notwithstanding anything to the contrary set forth in this RR Agreement, if the Company determines in its reasonable business judgment that a Registration Statement or Prospectus (whether or not theretofore filed) or an amendment or supplement to a Registration Statement or Prospectus would interfere with any material financing, acquisition, corporate reorganization, or other material corporate transaction or development involving the Company, the Company may delay the preparation and filing of such Registration Statement, Prospectus amendment or supplement, or suspend the effectiveness of any Registration Statement which theretofore has been declared effective by the Commission, for such period as may be reasonably required in order to complete or make a public announcement with respect to such material transaction or development (it being understood that the Company shall be obligated to extend the period of time it is required to maintain in effect any such Registration Statement to take into account the period of time that such holders of Registrable Securities are unable to offer or sell Registrable Securities by reason of this Section 4(c)).

5.     Holdback  Agreements,  etc.
       ---------------------------

     (a)     Restrictions  on  Public Sale by Holders of Registrable Securities.
             ------------------------------------------------------------------
The Purchaser and each other holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriters), not to effect any public sale or distribution of securities of the Company of any class, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to and the 90-day period beginning on, the effective date of any Registration Statement.

     (b)     Exclusions  by Law. The provisions of Section 5(a) hereof shall not
             -------------------
apply to any holder of Registrable Securities if such holder is prevented by applicable law from entering into any such agreement; provided, however, that any such holder shall undertake in its request to participate in any such underwritten offering not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided five
(5) business days prior written notice of such sale or distribution to the managing underwriter or underwriters.

     (c)     Full  Cooperation.  The  Purchaser  and  each  other  holder  of
             ------------------
Registrable Securities included or proposed to be included in any Registration Statement shall, as a condition precedent to the Company having any obligations to such holder hereunder, cooperate fully in all reasonable respects with the Company in connection with the preparation and filing of the Registration Statement, and otherwise in connection with such registration and any underwriting thereof; and timely comply with all of such holder's obligations hereunder.

6.     Indemnification
       ---------------

     (a)     Indemnification  by  Company.  The Company shall indemnify and hold
             ----------------------------
harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the partners, officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, and reasonable costs (including, without limitation, reasonable attorneys' fees reasonably incurred in accordance with the provisions of this Section 6, but subject to the limitations herein provided) and expenses (collectively, "Losses"), arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or omission made in any preliminary prospectus or Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission.

     (b)     Indemnification by Holder of Registrable Securities.  In connection
             ---------------------------------------------------
with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall, promptly following the Company's request therefor, furnish to the Company in writing such information concerning such holder and its proposed disposition of Registrable Securities pursuant to such registration as the Company may reasonably request for use in connection with any Registration Statement or Prospectus. Each Investor shall indemnify and hold harmless, to the full extent permitted by law, the Company, and its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents or employees of any such controlling person, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any holder and any of their respective directors, officers, agents, employees or controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and shall survive the transfer of such securities by such holder.

     (c)     Conduct  of  Indemnification  Proceedings.  If  any  action  or
             ------------------------------------------
proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party (unless the Company is the indemnifying party, in which event it shall be entitled to select counsel satisfactory to it in its discretion) and the payment of all fees and expenses incurred by the indemnifying party in connection with the defense thereof. All reasonable fees and expenses (including any fees and expenses theretofore incurred in connection with investigating or preparing to defend such action or proceeding) theretofore incurred by the indemnified party, shall be paid to the indemnified party, after they are so incurred, within 60 days of written notice thereof to the indemnifying party; provided, however, that if, in accordance with this Section 6, the indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the sole expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel, acting reasonably, that there are one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense (it being understood and agreed that the indemnifying party shall be responsible only for reasonable such expenses) of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties hereunder, unless in the reasonable opinion of counsel for such indemnified party a bona fide conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any set-tlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnity or contribution is sought.

     (d)     Contribution.  If  the indemnification provided for in this Section
             ------------
6 from the indemnifying party is unavailable to an in-demnified party in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party hereunder shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Section 6, any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph of this Section 6(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.     Underwritten  Registrations
       ---------------------------

     Notwithstanding anything to the contrary set forth in this RR Agreement, if any of the Registrable Securities covered by any registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company in its sole discretion. Notwithstanding anything to the contrary set forth in this RR Agreement, no holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in the underwriting arrangements approved by the Company, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.     Miscellaneous
       -------------

     (a)     Amendments  and  Waivers.  Except  to  the  extent  otherwise
             ------------------------
contemplated by the provisions included in the definition of Registrable Securities contained in Section 1 hereof, the provisions of this RR Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company obtains the written consent (which consent will not unreasonably be withheld) of holders of at least a majority of the then outstanding Registrable Securities affected by such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of holders of Registrable Securities whose securities are not being sold pursuant to such Registration Statement may be given by holders of a majority of the Registrable Securities being sold by such holders.

     (b)     Notices.  All  notices  and  other  communications  required  or
             -------
permitted to be made to the Purchaser or the Company hereunder shall be made as provided in Section 14 of the Agreement.

     (c)     Transfer  of  Registration  Rights.  The  rights  granted  to  the
             ----------------------------------
Purchaser pursuant to this RR Agreement to cause the Company to register such Purchaser's Registrable Securities may not be assigned or otherwise transferred in any way.


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
     (d)     Counterparts.  This  RR  Agreement  may  be executed in two or more
             ------------
counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e)     Headings.  The headings in this RR Agreement are for convenience of
             --------
reference  only  and  shall  not  limit  or otherwise affect the meaning hereof.

     (f)     Governing  Law.  This  RR  Agreement  shall  be  governed  by  and
             ---------------
construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

     (g)     Severability.  If  any  term, provision, covenant or restriction of
             ------------
this RR Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     IN WITNESS WHEREOF, the parties have executed this RR Agreement as of the date first above written.

                                         PURCHASER:
                                         ----------





                                         By:
                                         -------------------------------
                                         Name:
                                         -------------------------------
                                         Title:
                                         -------------------------------


                                         PENN  OCTANE  CORPORATION


                                         By:
                                            Ian T. Bothwell, Vice President and
                                            Chief  Financial  Officer